THE ADVISORS’ INNER CIRCLE FUND III

ARGA Emerging Markets Value Fund

ARGA International Value Fund

ARGA Value Fund

(the “Funds”)

Supplement dated February 9, 2026

to the Funds’ Statement of Information (“SAI”)

dated May 1, 2025, as supplemented

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Appendix B of the SAI is hereby deleted and replaced with the following:

APPENDIX B

Proxy Voting Policies and Procedures

ARGA Investment Management, LP

Proxy Voting Policy

Revised: December 2025

Contents
POLICY	1
RESPONSIBILITY FOR VOTING	1
Client Guidelines	1
ARGA’S VOTING GUIDELINES	1
Routine Matters	1
Social Conscience/Moral Issues	2
Financial or Corporate Governance Questions	2
Issue not Covered by Policy	3
Corporate Actions: Class Actions, Litigation, Bankruptcy	3
THIRD PARTY PROXY ADVISORY FIRM	4
DEVIATION FROM PROXY VOTING GUIDELINES	4
CONFLICTS OF INTEREST	4
Proxy Adviser’s Conflict of Interest	5
LIMITATIONS ON ARGA’S PROXY VOTING OBLIGATIONS	5
Client Maintains Proxy Voting Authority	5
Terminated Account	5
Limited Value to Client	5
Unjustifiable Costs or Disadvantages	6
Securities Lending	6
Circumstances Beyond ARGA’s Control	6
PROXY ADMINISTRATION	6
Proxy Authority	6
Administrative Functions	6
RECORDS / DISCLOSURES	7
Records	7
Disclosures	7

Policy

As a fiduciary, ARGA Investment Management, LP (“ARGA”) owes each of our clients the duty of care and loyalty with respect to all services undertaken on behalf of them. This includes the obligation to monitor corporate events and vote clients’ securities in a manner that is in each client’s best economic interest as a shareholder. In accordance with this fiduciary obligation and consistent with Rule 206(4)-6 of the Investment Advisers Act1, ARGA has implemented this Proxy Voting Policy (“Policy”) to provide guidance on how ARGA votes securities and corporate actions, and how material conflicts that may arise between ARGA’s interests and the interests of our clients should be addressed.

Responsibility for Voting

For all accounts that ARGA provides ongoing management and trade execution services, ARGA will vote proxies on behalf of the client upon written authorization from the client and in accordance with this Policy unless, in the judgment of ARGA, the cost or disadvantages of voting the proxy would exceed the anticipated benefit to the client.

Client Guidelines

Where voting guidelines have been issued by a client, ARGA will vote consistent with client guidelines provided the guidelines are consistent with ARGA’s duties under applicable law, including ERISA.

ARGA’s Voting Guidelines

The guidelines below shall be used for voting proxies on behalf of clients for which ARGA has voting authority, except in circumstances where a client has issued its own proxy voting guidelines (see Client Guidelines, above). These guidelines are not exhaustive and do not include all potential voting issues that may arise. Proxy issues and the circumstances of individual companies are often varied and there may be instances when ARGA may vote differently than indicated in these guidelines. In addition, due to varying regulations in non-U.S. countries, ARGA may vote contrary to the guidelines in circumstances where following the guidelines would be inconsistent with local laws.

Our views and voting policies are general principles, not absolute terms, and we may consider certain voting decisions on a case-by-case basis depending on a company’s particular facts and circumstances.

Routine Matters

Generally, ARGA expects to vote “for” proposals that are determined to improve the management of a company, increase the rights or preferences of the voted securities, improve transparency and integrity of the company’s financial reporting. ARGA’s decision to vote in support or opposition of a proposal will be based on the specific circumstances described in the proxy statement and other available information.

Routine matters generally do not substantially impact the rights and privileges of shareholders. As such, ARGA generally expects to vote proxies in favor of routine proposals, unless there is specific information indicating that approval of the proposal would not be in the best interest of clients. Routine matters include, among others:

1 Under the Investment Advisers Act of 1940 (“the Advisers Act”), an investment adviser who votes proxies on behalf of clients must: (i) Adopt and implement written proxy voting policies and procedures reasonably designed to ensure that the fund manager votes client and fund securities in the best interests of the clients and fund investors and addressing how conflicts of interest are handled; (ii) Disclose its proxy voting policies and procedures to clients and fund investors and furnish clients and fund investors with a copy of these policies and procedures upon request; (iii) Inform clients and fund investors as to how they can obtain information from the manager on how their securities were voted; and (iv) Retain required proxy records.

•	Appointment/ratification of independent auditors;
•	Date and place of the annual meeting;
•	Ratification of directors’ actions on routine matters; and
•	Indemnification of directors and/or officers.

Social Conscience/Moral Issues

ARGA will generally vote on a moral or social issue based on the potential economic impact of the proposal. In cases where the economic impact is not clear, a vote to “abstain” may be appropriate.

Financial or Corporate Governance Questions

Financial and corporate governance issues take more time to consider and may be additionally complicated by activities such as hostile takeovers and mergers.

The Board of Directors

ARGA will generally vote for the following types of proposals:

•	Election of competent, qualified directors that support the board’s independence. ARGA generally believes that two thirds of the board should be independent and that elections should be held as part of a formal and transparent process, the details of which should be fully disclosed;
•	Appointment of external auditors that provide qualified, competent advice, avoid conflicts of interest and uphold the transparency and integrity of financial reporting;
•	Reasonable incentive compensation plans for executives and directors that encourage long-term value creation.

ARGA will generally vote against the following types of proposals:

•	Compensation plans that are not aligned with long-term shareholder interests.

Governance Structure

ARGA will generally vote in favor of the following types of proposals:

•	Confidential voting, cumulative voting, “bundled” elections or proposals to lower barriers to shareholder action; and
•	Proposals to restore shareholder ability to remove directors with or without cause.

ARGA will generally vote against the following types of proposals:

•	Board entrenchment proposals and anti-takeover measures, such as “poison pill” and “golden parachute” provisions;
•	Related party transactions, where insufficient disclosures have been furnished for a fully informed vote; and
•	Limitations on shareholder ability to act, blank check preferred stock authorizations, eliminating cumulative voting rights, and proposals to adopt classified boards.

Sustainability Considerations

ARGA will generally vote “for” proposals that increase the level of oversight and improve sustainability practices. For example:

•	Appointments of directors/board level committees charged with oversight of sustainability issues;
•	Increased disclosure and documentation of sustainability policies; and
•	Implementation of sustainability targets that are deemed to have a long-term impact on economic value.

ARGA will generally vote “against” the following types of proposals:

•	Policies that directly contravene industry sustainability standards and that put a company at risk of litigation;
•	Policies that are likely to have a detrimental impact on the safety of employees; and
•	Decreased transparency and reporting.

Shareholder proposals

ARGA will consider all proposals and vote “for” those that promote greater accountability and enhanced governance structures.

Dividend and share buybacks

Dividend and share buyback programs will generally be assessed on a case-by-case basis in the context of the most efficient use of capital. We endeavor to engage with companies to understand in-depth their rationale for such programs.

US Companies

We view our engagement with US portfolio companies as informative discussions where we seek to understand issues that may impact company valuation. While we may discuss our views on a particular topic, our engagement is not designed to, explicitly or implicitly, compel change or influence control of a company or to pressure company management to implement specific measures, change policies or adopt practices consistent with our views (for example, exerting pressure on management to influence control transactions such as a restructuring or contested election of directors or to adopt particular governance measures, including those tied to specific social or environmental policies).

Likewise, we do not state or imply during any engagement that we will condition our support on the adoption of our recommendations and views (for example, explicitly or implicitly conditioning our support for director nominees on the adoption of our recommendations or linking voting decisions to management’s acceptance of our recommendations).

Similarly, while we may exchange ideas with other shareholders or engage with management and other shareholders to jointly express our views, such communications are not designed to induce shareholders to form a coordinated group to exert pressure over company management to implement specific measures or changes to company policy.

With respect to the election of directors, we generally seek boards comprising competent, qualified individuals with a variety of skillsets, perspectives, experiences and personal characteristics to enable effective, independent oversight as stewards of shareholder interests. Board compositions should also comply with the requirements and best practices set by market-specific governance frameworks. ARGA generally believes that shareholder interests are best served when board elections are held as part of a formal and transparent process.

Issue not Covered by Policy

In the unlikely event a proxy issue is not addressed by the ARGA guidelines or client guidelines, ARGA will vote such proxy in the best financial interest of our clients.

Corporate Actions: Class Actions, Litigation, Bankruptcy

Other than with respect to its private funds for which ARGA acts as investment manager, ARGA will not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against, or involving any issue of securities held in, or formerly held in, a client account or to advise or take any action on behalf of a client or former client with respect to any such actions or litigation. ARGA will provide assistance with trading-related data as requested by a client to help facilitate the client’s filing of a proof of claim.

Third Party Proxy Advisory Firm

ARGA has retained the proxy advisory firm of Glass Lewis & Co. (“Glass Lewis”) to assist with, and facilitate, the proxy voting process. Glass Lewis is an independent proxy voting firm that specializes in providing a variety of fiduciary-level proxy advisory and voting services. Based on Glass Lewis’s policies and procedures as well as reasonable due diligence, ARGA has determined that Glass Lewis has (i) the capacity and competency to adequately analyze proxy issues based on current and accurate information; and (ii) robust policies and procedures which enable it to offer research in an impartial manner and in the best interest of our clients.

Under the written agreement between ARGA and Glass Lewis, Glass Lewis provides objective in-depth research, analysis and voting recommendations for each shareholder meeting of the companies in our client portfolios. Glass Lewis also votes, records and generates a voting activity report and offers investment research service that enables ARGA to identify companies for specific issues.

Glass Lewis’s research, analysis and voting recommendations supplement and enhance ARGA’s research and investment decision-making process, including assisting ARGA analysts in making more informed decisions on behalf of our clients.

ARGA retains responsibility for instructing Glass Lewis how to vote, and ARGA analysts will still apply ARGA’s proxy voting guidelines described above, when voting proxies on behalf of clients. This includes rejecting the advice of Glass Lewis in circumstances where the ARGA analyst determines doing so is in the best interest of our clients.

Deviation from Proxy Voting Guidelines

An ARGA analyst who votes against the recommendation of Glass Lewis must provide a written explanation for such deviation. Analysts must always vote in the best interests of our clients.

Analyst exceptions are reviewed quarterly by ARGA’s Chief Compliance Officer (“CCO”) and logged in the Proxy Voting Log.

Conflicts of Interest

We have identified the below areas which pose potential conflicts of interest. This is not an exhaustive list of potential conflicts that may arise in the area of proxy voting.

•	ARGA may manage assets affiliated with a publicly traded company and also hold that company’s or an affiliated company’s securities in one or more client portfolios.
•	ARGA may manage the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios.
•	ARGA may have a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios.
•	An ARGA officer, director or employee, or an immediate family member living in the same household of any such individual may be a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios.

ARGA’s Code of Ethics requires that all ARGA employees avoid actual and potential conflicts of interest with respect to their personal activities and those of ARGA’s clients. If an employee identifies an actual or potential conflict of interest with respect to any voting decision (including ownership of securities in his/her individual portfolio or ownership of securities in the portfolio of an immediate family member living in the same household), that employee must not take any part in the voting process for that particular decision and must refer the matter to the CCO as well as the Chief Investment Officer (“CIO”) and/or Director of Research. These individuals, determining that a material conflict of interest exists or may be perceived to exist, will decide whether it is appropriate to disclose the conflict to the affected client and receive the client’s consent to vote the proxy, or to address the voting issue through other objective means, such as, but not limited to, voting in a manner consistent with a predetermined voting policy or deferring to the recommendation of Glass Lewis where a conflict exists.

To the extent there is even a perceived conflict of interest between the best interests of any client and those of ARGA as the investment adviser, the matter must be referred to the CCO, CIO and/or Director of Research.

Proxy Adviser’s Conflict of Interest

Proxy advisory firms such as Glass Lewis may have significant business relationships with subjects of their research and voting recommendations. For example, a Glass Lewis board member may also sit on the board of a public company for which Glass Lewis may have published a research report or a Glass Lewis client may be a public company with an upcoming shareholder’s meeting and Glass Lewis may have published a report with voting recommendations. These and similar situations give rise to an actual or potential conflict of interest.

Glass Lewis has implemented Conflict Management Procedures to avoid and manage (if unavoidable) conflicts of interest arising between an issuer and Glass Lewis. For example, Glass Lewis requires any employee who serves as an executive or director of a public company to disclose the conflicts and abstain from any involvement in the research, analysis or making of any vote recommendations for such company.

ARGA will review, on an annual basis, Glass Lewis’s policies and procedures to ensure Glass Lewis’s controls continue to provide reasonable assurance that their voting recommendations are not influenced by the business relationships they have with the subjects of their research. When reviewing Glass Lewis’s conflict management procedures, we will assess, among other things, whether Glass Lewis (i) continues to have the capacity and competency to adequately analyze proxy issues; and (ii) can continue to offer research in an impartial manner and in the best interest of our clients.

Limitations on ARGA’s Proxy Voting Obligations

There are certain situations where ARGA reserves the right not to vote client proxies or abstain from voting. These include:

Client Maintains Proxy Voting Authority

ARGA will not vote proxies on behalf of a client where the client has specified in writing that it will maintain the authority to vote proxies itself or has delegated the right to vote proxies to a third party.

Terminated Account

ARGA will not vote proxies on behalf of a client after the effective termination date of the investment advisory agreement with such client.

Limited Value to Client

ARGA may abstain from voting proxies in circumstances where it concludes that to do so would have no identifiable economic benefit to the client, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holdings is insignificant.

Unjustifiable Costs or Disadvantages

ARGA may abstain from voting a client’s proxy when the cost or disadvantage resulting from voting, in ARGA’s judgment, outweighs the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record date and meeting date (“share blocking”). In general, ARGA believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting.

Securities Lending

ARGA does not offer a securities lending service. However, some clients may engage in securities lending programs with third parties to enhance the return on their investment assets. In these circumstances, shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. Such participation is entirely at the discretion of the client and is not monitored or supervised by ARGA. Since ARGA generally is not aware of when a security may be on loan, it will not have an opportunity to recall the security prior to the record date. Therefore, proxies for securities on loan through securities lending programs will generally not be voted, as ARGA’s clients (not ARGA) control these securities lending decisions.

Circumstances Beyond ARGA’s Control

ARGA may not be able to vote proxies due to circumstances beyond its control such as a regional disaster, business continuity or cyber event involving Glass Lewis, which may prevent proxies from being voted on time, or errors on the part of Glass Lewis or client custodians which are not attributable to, and beyond ARGA’s control.

Such situations will be appropriately documented in ARGA’s Proxy Voting Log.

Proxy Administration

Proxy Authority

Generally, the delegation of proxy voting authority to ARGA can be found in each client’s investment advisory agreement with ARGA.

ARGA’s Head of Operations is responsible for establishing in the records for each client whether the Client has:

•	Vested ARGA with proxy voting authority or has reserved or delegated that responsibility to another person/entity; or
•	Adopted a proxy voting policy that ARGA is required to follow.

Administrative Functions

ARGA’s Operations Team is responsible for all administrative functions relating to proxies, corporate reorganizations and other corporate actions on behalf of clients. This includes, but is not limited to:

•	Monitoring and documenting all votes by ARGA’s analysts and ensuring the votes adhere to this Policy or to the proxy voting guidelines provided by the client, where applicable;
•	Ensuring that all votes by analysts outside the US are approved by an analyst in the US office before the votes are cast;
•	Submitting all votes in a timely manner;
•	Seeking clarification regarding proxy notices, if needed;
•	Informing the CCO of any known or perceived conflicts, deviations from ARGA’s Proxy Voting Policy or the proxy voting guidelines provided by a client;
•	Providing proxy information to clients as requested by such clients; and
•	Ensuring all proxy records are retained.

Records / Disclosures

Records

ARGA retains the following records:

•	Copies of all proxy voting policies and procedures
•	A copy of each proxy statement that ARGA receives regarding client securities. ARGA may satisfy this requirement by relying on a third party to make and retain, on its behalf, a copy of a proxy statement (provided that ARGA has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request)
•	A record of each vote cast by ARGA on behalf of a client. ARGA may satisfy this requirement by relying on a third party to make and retain, on its behalf, a record of the vote cast (provided that ARGA has obtained an undertaking from the third party to provide a copy of the record promptly upon request)
•	A copy of any document generated by ARGA that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision;
o	For votes relating to routine or corporate administrative matters, the basis for each vote cast is reflected in the guidelines and no additional documentation is required
o	In cases where an analyst votes against this Policy or the recommendation of Glass Lewis, or votes to abstain where management or Glass Lewis recommendations were available, a documented basis for the vote must be retained
•	A copy of each written client request for ARGA’s proxy voting record with respect to such client and a copy of any written response from ARGA to such client for that record

Disclosures

•	ARGA will make a summary of this Policy available to clients on at least an annual basis. That summary is included in ARGA’s Form ADV Brochure. ARGA will also provide its Proxy Voting Policy, including the method for obtaining information concerning the voting of any proxy, to a client upon request.
•	ARGA generally will not publicly disclose its past votes, share amounts voted or held or how it intends to vote on behalf of a client, except as required by applicable law, but may disclose such information to a client upon request.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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